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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


  January 18, 2005
-------------------
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                          -----------------------------
                 (State or other jurisdiction of incorporation)


000-22608                                                             59-3204891
-------------------------                                        ---------------
(Commission File Number)                                         (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
-------------------------------------------------------------------  -----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
              ------------------------------------------

In a press release issued January 18, 2005, FFLC Bancorp, Inc. CEO Stephen T. Kurtz and Colonial BancGroup Chairman and CEO Robert E. Lowder announced that the companies entered into a definitive agreement for Colonial BancGroup to acquire FFLC Bancorp, Inc. and its subsidiary First Federal Savings Bank of Lake County.

The full text of the definitive merger agreement ("Merger Agreement") is attached hereto as Exhibit 2.1.

Under the terms of the Merger Agreement, FFLC Bancorp, Inc. shareholders may elect either 2.0 shares of Colonial stock or $42.00 in cash for each FFLC shares they own. The cash consideration will be capped at 35% of the transaction. An overelection of cash will result in a pro rata distribution of stock. The transaction is subject to shareholder and regulatory approval.

The above description of the Merger Agreement does not purport to be a complete statement of the parties' rights and obligations under the Agreement and the transactions contemplated thereby. The above description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Form 8-K as Exhibit 2.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

       (a)    Financial Statements of Business Acquired: Not applicable

       (b)    Pro Forma Financial Information: Not applicable

       (c)    Exhibits

              Number      Description
              ------      -----------

              2.1         Agreement and Plan of Merger, dated January 14, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 27, 2005


                                       FFLC BANCORP, INC.



                                       By: /s/ Stephen T. Kurtz
                                           -------------------------------------
                                           Stephen T. Kurtz
                                           President and Chief Executive Officer



                                       By: /s/ Paul K. Mueller
                                           -------------------------------------
                                           Paul K. Mueller
                                           Executive Vice President and Chief
                                           Financial Officer